                                                                    EXHIBIT 10.2

                              SUBLICENSE AGREEMENT

          This Sublicense Agreement (this "Agreement") is entered into as of
December ___, 2005 (the "Effective Date"), by and between PADCO Advisors II,
Inc., a Maryland corporation ("Licensor") and Rydex Specialized Products LLC, a
Delaware limited liability company ("Licensee").

          WHEREAS, Licensor and The Bank of New York ("BONY") entered into a
License Agreement, dated as of December ___, 2005 (the "BONY License
Agreement"), whereby BONY granted Licensor a non-exclusive, non-transferable
(except as provided in Section 12.1 of the BONY License Agreement) license (the
"BONY License") under the BONY Patent Rights (as defined herein) solely for the purposes of establishing, operating and marketing Licensed Products (as defined herein). The BONY License permits Licensor to grant sublicenses to its partners, co-sponsors, joint venturers, trustees, custodians and agents, in connection with their establishment, operation and marketing of Licensed Products;

          WHEREAS, the Euro Currency Trust (the "Trust") was established pursuant to the Depositary Trust Agreement entered into by and between Licensee and BONY, dated as of the date hereof (the "Trust Agreement"), pursuant to which the Trust will issue Euro Shares (the "Shares") which represent units of fractional undivided beneficial interest in and ownership of the Trust;

          WHEREAS, Licensee is acting as the sponsor of the Trust and is responsible for establishing the Trust, registering the Shares and overseeing the performance of the trustee of the Trust;

          WHEREAS, pursuant to the terms and conditions of the BONY License
Agreement, Licensor desires to grant a sublicense to Licensee under the BONY
Patent Rights, with the right to grant sublicenses, solely for Licensee's use as the sponsor of the Trust;

          WHEREAS, Licensor uses in commerce and owns in the United States all domain names, trade names and trademark rights and associated goodwill in the designations specified on Schedule 1 attached hereto (the "Licensor Marks"); and

          WHEREAS, Licensor desires to grant a license to Licensee to the
Licensor Marks, with the right to grant sublicenses, solely for Licensee's use as the sponsor of the Trust;

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

     1.   DEFINITIONS.

     For the purposes of this Agreement, the following terms have the following meanings:

                                        1

          (a.) "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, or is
Controlled by, or is under common Control with, such Person.

          (b.) "BONY Patent Rights" means any patents and patent applications
(and all related know-how and trade secrets) of BONY, anywhere in the world, that cover an investment product that is based solely on the securitization of a single non-U.S. currency and that exist as of the effective date of the BONY
License Agreement or are filed or issued thereafter, including but not limited to U.S. Patent Application No. 10/680,589 filed on October 6, 2003 entitled
"Systems and Methods for Securitizing a Commodity."

          (c.) "Control" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          (d.) "Licensed Products" means any investment product that is based solely on the securitization of a single non-U.S. currency that is sold, sponsored or issued by Licensee or any Affiliate of Licensee. For the purposes of clarity, the Licensed Products do not include any products involving the securitization of any commodity other than non-U.S. currency.

          (e.) "Person" shall be construed broadly and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or another entity, including a governmental entity or any department, agency or political subdivision thereof.

     2.   LICENSE.

          (a.) BONY Patent Rights Sublicense. Pursuant to Section 2 of the BONY
License Agreement and subject to the terms and conditions of this Agreement,
Licensor hereby grants to Licensee a non-exclusive, personal and non-transferable (except as provided in Section 10(a)) license for the term of this Agreement to use the BONY Patent Rights solely in connection with
Licensee's performance of its services as sponsor of the Trust pursuant to the
Trust Agreement (the "BONY Sublicense").

          (b.) Licensee's Limited Right to Sublicense. Each of the Licenses
granted herein shall include the limited right of Licensee to grant sublicenses to its Affiliates, partners, co-sponsors, joint venturers, trustees, distributors, custodians and agents (each a "Sublicensee"), subject to the restrictions of this Agreement, and solely in connection with such Sublicensee's performance of services for Licensee related to the activities of Licensee permitted hereunder. In addition, Licensee shall include provisions in all such sublicenses that: (i) are identical in substance to Sections 3, 4 and 5 herein
(with the references in such sublicenses to "Licensor" in Section 4(c) to continue to signify the Licensor defined herein); (ii) require Licensee to terminate such sublicenses, without penalty, if this Agreement is terminated for any reason; (iii) obligate Licensee to give the Sublicensee notice if this
Agreement is terminated for any reason; and (iv) entitle Licensor herein to give such notice in the event that the Licensee fails to do so.

                                        2

          (c.) All rights not specifically and expressly granted to Licensee in this Article 2 are hereby reserved to Licensor.

     3.   ENFORCEMENT.

          Licensee shall promptly (a.) notify Licensor of any potential or actual infringement by a third party of the BONY Patent Rights or the Licensor
Marks of which Licensee becomes aware, and (b.) provide to Licensor all evidence of such infringement in Licensee's possession, custody or control. With respect to Licensor Marks, Licensor shall (y.) have the sole right, but not the obligation, to initiate any legal action at its own expense against such infringement and to recover damages and enforce any injunction granted as a result of any judgment in Licensor's favor and (z.) Licensor shall have sole control over any such action, including, without limitation, the sole right to settle and compromise such action. In the event of a dispute between Licensor and any third party regarding the infringement, validity or enforceability of the BONY Patent Rights or the Licensor Marks, Licensee agrees, at Licensor's expense, to do all things reasonably requested by BONY or Licensor to assist them in connection with such dispute.

     4.   TERM AND TERMINATION.

          (a.) The term of this Agreement shall commence as of the Effective
Date and shall remain in full force and effect until the expiration or termination of the Trust Agreement, unless earlier terminated pursuant to the terms of this Agreement (the "Term").

          (b.) Either party may terminate this Agreement by written notice to the other party at any time if the other party materially breaches this
Agreement and fails to cure such breach with thirty (30) days following written notice thereof from the non-breaching party. Upon any termination or expiration of this Agreement, all rights and obligations under this Agreement (including
Licensee's rights under the Licenses granted pursuant to Article 2) will immediately terminate; provided, however, that the provisions of Articles 5, 6,
7, 8, 9 and 10, and any other provision that survives by its express terms, shall survive any termination or expiration of this Agreement.

          (c.) On expiration or termination of this Agreement, Licensee shall immediately cease and desist from all use of the BONY Patent Rights and the
Licensor Marks, and any similar marks, and inventions or works based on or derivative thereof; and shall immediately deliver all products bearing or made in connection with the BONY Patent Rights or the Licensor Marks, including without limitation all inventions or works based on or derivative thereof, to
Licensor at the address set forth in the notice section below, or destroy them, at the option of Licensor.

     5.   ACKNOWLEDGMENT OF RIGHTS.

          (a.) Licensee will not directly or indirectly: (i) challenge or contest the validity or enforceability of the BONY Patent Rights or the Licensor
Marks; (ii) dispute the validity, enforceability, or BONY's ownership of any patent within the BONY Patent Rights, any inventions or works based thereon or derivative thereof, or any of the claims therein ("Patent Rights"), or initiate or participate in any proceeding

                                        3

of any kind opposing the grant of any patent, or challenging any patent application in connection with the Patent Rights; (iii) dispute the validity, enforceability, or Licensor's exclusive ownership of, any trademark, trade name or domain name application or registration owned by Licensor with respect to the
Licensor Marks or initiate or participate in any proceeding of any kind opposing the grant to Licensor of any trademark, trade name, or domain name registration in the Licensor Marks or similar marks; (iv) fail to meet Licensor's quality control with respect to the Licensor Marks or make any other use thereof other than as expressly permitted herein; (v) apply to register or otherwise obtain registration of the BONY Patent Rights or any inventions or works based thereon or derivative thereof, the Licensor Marks, or any marks similar thereto, in the patent and trademark or copyright office of any country or state, or with any business or domain name registrar; or (vi) assist any other Person to do any of the foregoing (except if required by court order or subpoena); provided, however, the foregoing shall in no way limit Licensee's ability to defend against or to mitigate any claim brought by Licensor or BONY against Licensee.

          (b.) Any violation of this Article 5 will constitute a material breach of this Agreement.

     6.   REPRESENTATIONS AND WARRANTIES.

          (a.) Each party hereby represents and warrants that (i) it has the power and authority to enter into this Agreement and perform its obligations hereunder; (ii) the execution and delivery of this Agreement have been duly authorized and all necessary actions have been taken to make this Agreement a legal, valid and binding obligation of such party enforceable in accordance with its terms; and (iii) the execution and delivery of this Agreement and the performance by such party of its obligations hereunder will not contravene or result in any breach of the certificate of incorporation, bylaws, certificate of formation, limited liability company agreement or any other organizational document of such party or of any agreement, contract, indenture, license, instrument or understanding or, to the best of its knowledge, result in any violation of law, rule, regulation, statute, order or decree to which such party is bound or by which they or any of their property is subject.

          (b.) Licensor represents and warrants that it owns and/or has the right to sublicense to Licensee the BONY Patent Rights and to license to
Licensee the Licensor Marks in the United States and that to its actual knowledge, the BONY Patent Rights and the Licensor Marks and Licensee's use of
the foregoing in accordance with this Agreement shall not infringe any copyright, trademark, trade secret or other intellectual property right of any third party.

          (c.) EXCEPT AS EXPRESSLY SET FORTH IN THE FOREGOING, LICENSOR DOES NOT
MAKE AND HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED,
STATUTORY OR OTHERWISE, REGARDING THE SUBJECT MATTER OF THIS AGREEMENT
INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE. IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF LICENSOR TO
LICENSEE AND ITS AFFILIATES UNDER OR RELATING TO THIS AGREEMENT AT ANY TIME
EXCEED THE AGGREGATE AMOUNT OF THE FEES RECEIVED BY LICENSOR PURSUANT TO THIS
AGREEMENT AND THE TRUST AGREEMENT PRIOR TO SUCH TIME EXCEPT THAT THIS LIMITATION
SHALL NOT BE APPLICABLE TO A CLAIM BY LICENSEE FOR INDEMNIFICATION PURSUANT TO
ARTICLE 7.

                                        4

     7.   LIMITATION OF LIABILITY.

          EXCEPT FOR EACH PARTY'S OBLIGATION TO INDEMNIFY THE OTHER PARTY FOR
LOSSES PURSUANT TO ARTICLE 7, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY
SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR OTHER INDIRECT
DAMAGES, HOWSOEVER CAUSED, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, EVEN
IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     8.   MISCELLANEOUS PROVISIONS.

          (a.) Assignment. Licensee may not assign or otherwise transfer
(whether by operation of law or otherwise) any right or obligation under this
Agreement without the prior written consent of Licensor; provided, however, that
Licensee may grant sublicenses as provided herein. Such consent shall be deemed given with respect to an assignment or transfer (whether by operation of law or otherwise) of the entire Agreement, including all rights and obligations hereunder, to a successor in interest or assignee of substantially all of the assets of Licensee, provided that Licensee has given prompt written notice thereof to Licensor. This Agreement is binding on and inures to the benefit of the parties and their permitted successors and assigns. Any attempted assignment or other transfer of rights under this Agreement in violation of this Section
10(a) will be void.

          (b.) Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Maryland without reference to or inclusion of the principles of choice of law or conflicts of law of that jurisdiction (except that questions affecting the construction and effect of any patent will be determined by the law of the country in which the patent was granted). It is the intent of the parties that the substantive law of the State of Maryland govern this Agreement and not the law of any other jurisdiction incorporated through choice of law or conflicts of law principles. Each party agrees that any legal action, proceeding, controversy or claim between the parties arising out of or relating to this Agreement may be brought and prosecuted only in the United States District Court for the District of Maryland
or, if that Court lacks or declines to exercise subject matter jurisdiction, in the courts of the State of Maryland, and by execution of this Agreement each party hereto submits to the exclusive jurisdiction of such court and waives any objection it might have based upon improper venue or inconvenient forum. Each party hereto waives any right it may have to a jury trial in connection with any legal action, proceeding, controversy or claim between the parties arising out of or relating to the Agreement.

          (c.) Exclusive Jurisdiction and Venue. Any action brought by either party that arises out of or relates to this Agreement will be filed only in the state or federal courts located in Maryland. Each party irrevocably submits to the jurisdiction of those courts. Each party waives any objections that it may have now or in the future to the jurisdiction of those courts, and also waives any claim that it may have now or in the future that litigation brought in those courts has been brought in an inconvenient forum.

          (d.) Entire Agreement. This Agreement sets forth the entire agreement of the parties as to its subject matter and supercedes all prior agreements, negotiations, representations, and promises between them with respect to its subject matter.

                                        5

          (e.) Unenforceable Provisions. If any provision of this Agreement is held unenforceable by a court of competent jurisdiction, the other provisions will remain in full force and effect. If legally permitted, the unenforceable provision will be replaced with an enforceable provision that as nearly as possible gives effect to the parties' intent.

          (f.) Notices. A notice under this Agreement is not sufficient unless it is: (i) in writing; (ii) addressed using the contact information listed below for the party to which the notice is being given (or using updated contact information which that party has specified by written notice in accordance with this Article); and (iii) sent by hand delivery, facsimile transmission, registered or certified mail (return receipt requested), or reputable express delivery service with tracking capabilities (such as Federal Express).

     CONTACT INFORMATION FOR LICENSOR:

     PADCO Advisors II, Inc.
     9601 Blackwell Road, Suite 500
     Rockville, Maryland 20850
     Attention: [Carl G. Verboncoeur]
     Telephone: (301) 296-5100
     Facsimile: [_____________]

     CONTACT INFORMATION FOR LICENSEE:

     Rydex Specialized Products LLC
     9601 Blackwell Road, Suite 500
     Rockville, Maryland 20850
     Attention: [Timothy Meyer]
     Telephone: (301) 296-5129
     Facsimile: (301) 296-5112

          (g.) Amendments. This Agreement may not be amended unless the amendment is in writing and signed by authorized representatives of both parties.

          (h.) Waivers. A waiver of rights under this Agreement will not be effective unless it is in writing and signed by an authorized representative of the party that is waiving the rights.

          (i.) Counterparts. The parties may execute this Agreement by signing separate copies of the signature page. A facsimile copy of the signature page will have the same effect as the original.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

                                             PADCO ADVISORS II, INC.

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             RYDEX SPECIALIZED PRODUCTS LLC

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                        7

                                   SCHEDULE 1

LICENSOR MARKS

Rydex
Rydex Investments
FXE
currencyshares.com

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